UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2015

Rock-Tenn Company
(Exact name of registrant as specified in its charter)

Georgia	001-12613	62-0342590
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 1, 2015, pursuant to the Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015 (the “Business Combination Agreement”), by and among WestRock Company (formerly known as Rome-Milan Holdings, Inc.), a Delaware corporation (“WestRock”), Rock-Tenn Company, a Georgia corporation (the “Company”), MeadWestvaco Corporation, a Delaware corporation (“MWV”), Rome Merger Sub, Inc., a Georgia corporation (“RockTenn Merger Sub”), and Milan Merger Sub, LLC, a Delaware limited liability company (“MWV Merger Sub”), the Company and MWV completed a strategic combination of their respective businesses. Pursuant to the Business Combination Agreement, (i) RockTenn Merger Sub was merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of WestRock, and (ii) MWV Merger Sub was merged with and into MWV, with MWV surviving the merger as a wholly owned subsidiary of WestRock (collectively, the “Combination”).

As previously announced, under the terms of the Business Combination Agreement, subject to proration, allocation and certain limitations set forth in the Business Combination Agreement, shareholders of the Company had the option to elect to receive for each share of Class A common stock, par value $0.01 per share (“Company Common Stock”), of the Company such shareholder held (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement):

●	the right to receive an amount of cash equal to $63.549, the volume weighted average price per share of Company Common Stock on the New York Stock Exchange (the “NYSE”) for the consecutive period over the five trading days immediately preceding (but not including) the third trading day prior to the effective time of the Combination (the “Cash Consideration”); or

●	the right to receive one fully paid and nonassessable share of common stock, par value $0.01 per share (“WestRock Common Stock”), of WestRock (the “Stock Consideration”).

Because the Cash Consideration option was oversubscribed, the consideration to be received by the holders who elected to receive Cash Consideration was prorated pursuant to the terms set forth in the Business Combination Agreement. Following the proration:

●	shareholders of the Company who elected to receive the Stock Consideration received the Stock Consideration;

●	shareholders of the Company who failed to make a valid election prior to 5:00 p.m., Eastern Time, on June 23, 2015, the election deadline, received the Stock Consideration; and

●	shareholders of the Company who elected to receive the Cash Consideration received, for each share of Company Common Stock they held (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement), 0.1856 fully paid and nonassessable shares of WestRock Common Stock and an amount in cash equal to $51.7514.

As a result, Company shareholders will receive in the aggregate 130,378,207 shares of WestRock Common Stock (which includes shares to be issued under certain Company equity awards that vested as a result of the Combination) and approximately $667,829,832 in cash. At the effective time of the Combination, each share of common stock, par value $0.01 per share (“MWV Common Stock”), of MWV issued and outstanding immediately prior to the effective time of the Combination was converted into the right to receive 0.78 fully paid and nonassessable shares of WestRock Common Stock. In the aggregate, MWV stockholders will receive 131,154,432 shares of WestRock Common Stock (which includes shares to be issued under certain MWV equity awards that vested as a result of the Combination).   On July 2, 2015, shares of WestRock Common Stock began regular-way trading on the NYSE under the ticker symbol “WRK”.

The description of the Business Combination Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, WestRock or MWV, and should not be relied upon as disclosure about the Company, WestRock or MWV without consideration of the periodic and current reports and statements that the Company, WestRock and MWV file with the Securities and Exchange Commission (the “SEC”). The terms of the Business Combination Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Business Combination Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Business Combination Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

Item 1.01    Entry Into a Material Definitive Agreement.

Credit Agreement

On July 1, 2015, WestRock and the Company entered into a credit agreement (the “Credit Agreement”) among WestRock, as borrower, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., a Nova Scotia unlimited liability company (“RockTenn Canada”), as Canadian borrower, the other borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.  The Credit Agreement provides for a five-year senior unsecured term loan in an aggregate principal amount of $2,300,000,000 ($1,100,000,000 of which can be drawn on a delayed draw basis not later than nine months after the closing of the Credit Agreement) (the “Term Loan Facility”) and a five-year senior unsecured revolving credit facility in an aggregate committed principal amount of $2,000,000,000 (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Credit Facilities”). Certain proceeds of the Credit Facilities were used to repay loans outstanding under the Existing Company Credit Agreement (as defined below) and other indebtedness of WestRock’s subsidiaries and to pay fees and expenses incurred in connection with the transactions contemplated by the Credit Agreement.  On July 1, 2015, after giving effect to the refinancing described above and the rollover of letters of credit outstanding under the Existing Credit Agreement, WestRock had more than $3.5 billion of availability under the Revolving Credit Facility and existing accounts receivable securitization facility, which may be used to provide ongoing working capital and for other general corporate purposes. The Credit Facilities are unsecured and, as of July 1, 2015, are guaranteed by the Company and MWV.

At WestRock’s option, loans issued under the Credit Facilities will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin.  Loans will initially bear interest at LIBOR plus 1.125% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.125%, in the alternative, and thereafter the interest rate will fluctuate between LIBOR plus 1.000% per annum and LIBOR plus 1.750% per annum (or between the alternate base rate plus 0.000% per annum and the alternate base rate plus 0.750% per annum), based upon WestRock’s corporate credit ratings or the Leverage Ratio (as defined in the Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time.  In addition, WestRock will be required to pay fees that will fluctuate between 0.125% per annum to 0.300% per annum on the unused amount of the Revolving Credit Facility, based upon WestRock’s corporate credit ratings or the Leverage Ratio (whichever yields a lower fee).  Loans under the Credit Facilities may be prepaid at any time without premium.

The Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: financial covenants (including maintenance of a maximum consolidated debt to capitalization ratio and a minimum consolidated interest coverage ratio) and limitations on liens, additional indebtedness and asset sales and mergers.  The Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Farm Credit Facility

On July 1, 2015, RockTenn CP, LLC, a Delaware limited liability company, Rock-Tenn Converting Company, a Georgia corporation, and MeadWestvaco Virginia Corporation, a Delaware corporation, as borrowers, entered into a credit agreement (the “Farm Loan Credit Agreement”) with CoBank ACB (“CoBank”), as administrative agent. The Farm Loan Credit Agreement provides for a seven-year senior unsecured term loan in an aggregate principal amount of $600,000,000 (the “Farm Credit Facility”). The proceeds from the Farm Credit Facility will be used by the borrowers under the facility to finance (or refinance) investments made by the borrowers that satisfy both of the following criteria: (a) such investments are (or were) made in order to allow existing mills to (i) utilize waste and waste product (including mixed paper post-consumer materials and old corrugated containers) as inputs for their operations or (ii) generate electric power from renewable energy sources (namely, energy conversion systems fueled by biomass) and to use the renewable power generated by the mills for their operations and (b) such investments are (or were) made in mills that are located in rural areas with populations of no more than 20,000.  The Farm Credit Facility is unsecured and, as of July 1, 2015, is guaranteed by the Company, WestRock and MWV.

At WestRock’s option, loans issued under the Farm Credit Facility will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin.  Loans will initially bear interest at LIBOR plus 1.500% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.500%, in the alternative, and thereafter the interest rate will fluctuate between LIBOR plus 1.500% per annum and LIBOR plus 2.125% per annum (or between the alternate base rate plus 0.500% per annum and the alternate base rate plus 1.125% per annum), based upon WestRock’s corporate credit ratings or Leverage Ratio (as defined in the Farm Loan Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time.  Loans under the Farm Credit Facility may be prepaid at any time without premium.

The Farm Loan Credit Agreement contains substantially similar representations and warranties, affirmative and negative covenants and events of default as in the Credit Agreement described above.

The foregoing summary of the Farm Loan Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Farm Loan Credit Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Supplemental Indentures

The Company previously executed (i) an indenture, dated as of February 22, 2012, by and among the Company, the guarantors party thereto and HSBC Bank USA, National Association, as trustee (as supplemented from time to time, the “2012 HSBC Indenture”), under which the Company is the issuer of the 4.450% Senior Notes due 2019 and the 4.900% Senior Notes due 2022 and (ii) an indenture, dated as of September 11, 2012, by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “2012 BONYM Indenture” and, together with the 2012 HSBC Indenture, the “Company Indentures”), under which the Company is the issuer of the 3.500% Senior Notes due 2020 and the 4.000% Senior Notes due 2023.

MWV previously executed (i) an indenture, dated as of July 15, 1982, between MWV (as successor to The Mead Corporation) and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as trustee (as supplemented from time to time, the “1982 Indenture”), under which MWV is the issuer of the 9.830% Notes due 2020; (ii) an indenture, dated as of March 1, 1983, between MWV (as successor to Westvaco Corporation) and The Bank of New York Mellon (as successor to Irving Trust Company), as trustee (as supplemented from time to time, the “1983 Indenture”), under which MWV is the issuer of the 9.750% Debentures due 2020, the 7.500% Sinking Fund Debentures due 2027, the 7.650% Sinking Fund Debentures due 2027, the 8.200% Debentures due 2030 and the 7.95% Debentures due 2031; (iii) an indenture, dated as of February 1, 1993, between MWV (as successor to The Mead Corporation) and The Bank of New York Mellon (as successor to The First National Bank of Chicago), as trustee (as supplemented from time to time, the “1993 Indenture”), under which MWV is the issuer of the 7.350% Debentures due 2017, the 6.840% Debentures due 2037 and the 7.550% Debentures due 2047; and (iv) and an indenture, dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as trustee (as supplemented from time to time, the “2002 Indenture” and, together with the 1982 Indenture, the 1983 Indenture and the 1993 Indenture, the “MWV Indentures”), under which MWV is the issuer of the 7.375% Notes due 2019 and the 6.800% Debentures due 2032.

In connection with the Combination, WestRock, the Company and MWV entered into supplemental indentures (a) to add WestRock and MWV as guarantors of the obligations of the Company under the Company Indentures and all outstanding debt securities issued thereunder and (b) to add WestRock and the Company as guarantors of the obligations of MWV under the MWV Indentures and all outstanding debt securities issued thereunder. On July 1, 2015, WestRock, the Company, MWV and the appropriate trustees, entered into (i) Supplemental Indenture No. 3 to the 2012 HSBC Indenture; (ii) Supplemental Indenture No. 3 to the 2012 BONYM Indenture; (iii) the Seventh Supplemental Indenture to the 1982 Indenture; (iv) the Third Supplemental Indenture to the 1983 Indenture; (v) the Fourth Supplemental Indenture to the 1993 Indenture; and (vi) the First Supplemental Indenture to the 2002 Indenture ((i) through (vi) together, the “Supplemental Indentures”).  The guarantees of WestRock, the Company and MWV may be released upon the circumstances described in the Supplemental Indentures, including upon the merger or consolidation of any guarantor into another obligor in respect of the applicable Company Indenture or MWV Indenture.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 through 4.6 hereto and incorporated herein by reference.

Item 1.02   Termination of a Material Definitive Agreement.

On July 1, 2015, in connection with the closing of the Credit Agreement and the Farm Loan Credit Agreement, the Company terminated all outstanding commitments and repaid all outstanding loans under that certain Credit Agreement, dated May 27, 2011, and amended and restated as of September 27, 2012,  by and among the Company, as borrower, RockTenn Canada, as Canadian borrower, certain subsidiaries of the Company from time to time party thereto, as guarantors, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Bank of America, N.A., acting through its Canada branch, as Canadian administrative agent (the “Existing Company Credit Agreement”).  As of July 1, 2015, immediately prior to the effectiveness of the Credit Agreement, the aggregate principal amount of the loans outstanding under the Existing Company Credit Agreement was $915 million. Outstanding letters of credit under the Existing Company Credit Agreement were rolled over as letters of credit outstanding under the Credit Agreement.

After giving effect to the termination of the Existing Company Credit Agreement and the entry into the Credit Agreement, none of the subsidiaries of the Company that had guaranteed the obligations of the Company under the Company Indentures are guarantors of any “Credit Facility Debt” (as defined in the Company Indentures).  Accordingly, pursuant to the provisions of the Company Indentures, each such subsidiary was automatically released from its guarantee of the obligations of the Company under the Company Indentures.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Combination, shares of Company Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NYSE.  As a result of the Combination, the Company has requested that the NYSE file a Form 25 to withdraw the shares of Company Common Stock from listing on the NYSE. The shares of Company Common Stock were suspended from trading on the NYSE prior to the open of trading on July 2, 2015. The Company expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of Company Common Stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of the Company. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Combination, on July 1, 2015, each share of Company Common Stock was canceled. Shareholders of the Company had the option to elect to receive for each share of Company Common Stock (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement) the Cash Consideration or the Stock Consideration.

In connection with the closing of the Combination, WestRock assumed the sponsorship of each of the following compensatory plans of the Company:  (i) the RockTenn Amended and Restated 2004 Incentive Stock Plan, effective as of January 27, 2012, (ii) the 2004 Incentive Stock Plan, as amended through March 28, 2011, and (iii) the RockTenn (SSCC) Equity Incentive Plan, as well as any outstanding awards granted under the applicable plan, the award agreements evidencing the grants of such awards and the remaining shares available under the applicable plan, including any awards granted to the Company’s executive officers, in each case subject to applicable adjustments in the manner set forth in the Business Combination Agreement to such awards.

In addition, in connection with the closing of the Combination, WestRock assumed the sponsorship of each of the other employee compensation and benefit plans and agreements of the Company, including the following plans and agreements:  (i) the Rock-Tenn Company Supplemental Executive Retirement Plan Amended and Restated Effective as of October 27, 2011, (ii) the Rock-Tenn Company Supplemental Retirement Savings Plan, as amended and restated through October 1, 2011, (iii) the Rock-Tenn Company Annual Executive Bonus Program, and (iv) the Employment Agreement between James B. Porter III and the Company, effective January 1, 2015, as well as any rights and obligations of the Company under such plans and agreements.

As provided in the Combination Agreement, at the effective time of the Combination, all options, shares of restricted stock and restricted stock units relating to shares of Company Common Stock that were outstanding immediately prior to the effective time of the Combination were generally converted into options, shares of restricted stock and restricted stock units, respectively, relating to shares of WestRock Common Stock, on the same terms and conditions as applied prior to the effective time of the Combination.

The information set forth in the Introductory Note and Items 1.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Prior to the effective time of the Combination, WestRock was a wholly owned subsidiary of the Company. Upon the effective time of the Combination, a change in control of the Company occurred and all shares of Company Common Stock are now held by WestRock. The information set forth in the Introductory Note and Items 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Combination and the Company becoming a wholly owned subsidiary of WestRock, on July 1, 2015, all directors of the Company (other than Steven C. Voorhees) resigned from the board of directors of the Company (the “Board”), and the Company’s sole shareholder, WestRock, elected Ward H. Dickson to the Board.

The current executive officers of the Company remain unchanged following the consummation of the Combination.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2015, in connection with the Combination and in accordance with the terms of the Business Combination Agreement, the Certificate of Incorporation and Bylaws of Rock-Tenn Merger Sub became the Certificate of Incorporation and Bylaws of the Company.  The Company’s Amended and Restated Certificate of Incorporation was included as Annex A to the Certificate of Merger filed by the Company with the Secretary of State of the State of Georgia, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On July 1, 2015, WestRock issued a press release announcing the completion of the Combination, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
2.1
Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015, by and among WestRock, the Company, MWV, RockTenn Merger Sub and MWV Merger Sub (incorporated by reference to Annex A of WestRock’s Registration Statement on Form S-4 initially filed with the SEC on March 10, 2015 (File No. 333-202643)).

3.1	Certificate of Merger, effective as of July 1, 2015.

3.2	Amended and Restated Bylaws of the Company.

4.1
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of February 22, 2012, by and among the Company, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

4.2
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of September 11, 2012, by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Seventh Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.

4.4	Third Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.

4.5	Fourth Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.

4.6	First Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.

10.1
Credit Agreement, dated as of July 1, 2015, among WestRock, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., certain subsidiaries of WestRock from time to time party thereto as subsidiary borrowers, certain subsidiaries of WestRock from time to time party thereto as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

10.2
Credit Agreement, dated as of July 1, 2015, among RockTenn CP, LLC, Rock-Tenn Converting Company and MeadWestvaco Virginia Corporation, as borrowers, the Company, WestRock and MWV, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.

99.1	Press Release, dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCK-TENN COMPANY

By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary

Dated: July 2, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015, by and among WestRock, the Company, MWV, RockTenn Merger Sub and MWV Merger Sub (incorporated by reference to Annex A of WestRock’s Registration Statement on Form S-4 initially filed with the SEC on March 10, 2015 (File No. 333-202643)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of February 22, 2012, by and among the Company, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

4.2
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of September 11, 2012, by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Seventh Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.

4.4	Third Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.

4.5	Fourth Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.

4.6	First Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.

10.1
Credit Agreement, dated as of July 1, 2015, among WestRock, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., certain subsidiaries of WestRock from time to time party thereto as subsidiary borrowers, certain subsidiaries of WestRock from time to time party thereto as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

10.2
Credit Agreement, dated as of July 1, 2015, among RockTenn CP, LLC, Rock-Tenn Converting Company and MeadWestvaco Virginia Corporation, as borrowers, the Company, WestRock and MWV, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.

99.1	Press Release, dated July 1, 2015.